Exhibit 99.1

                          UNITED STATES DISTRICT COURT

                             DISTRICT OF CONNECTICUT

-------------------------------------
ROBERT LANGE, Derivatively on        )        No. 3:06cv1822 (SRU)
Behalf of Nominal Defendant          )
JUPITERMEDIA CORPORATION,            )
                                     )
               Plaintiff,            )
                                     )
          v.                         )
                                     )
GILBERT F. BACH, CHRISTOPHER J.      )
BAUDOUIN, CHRISTOPHER S.             )
CARDELL, MICHAEL J. DAVIES,          )
ALAN M. MECKLER and WILLIAM          )
A. SHUTZER,                          )
                                     )
               Defendants,           )
                                     )
          and                        )
                                     )
JUPITERMEDIA CORPORATION,            )
                                     )
               Nominal Defendant.    )
                                     )
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           NOTICE OF PENDENCY AND SETTLEMENT OF DERIVATIVE ACTION AND
           ----------------------------------------------------------
                              OF SETTLEMENT HEARING
                              ---------------------

     TO: ALL HOLDERS OF THE COMMON STOCK OF JUPITERMEDIA CORPORATION. ("JUPITERMEDIA" OR "COMPANY") AS OF SEPTEMBER 12, 2008. PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS WILL BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED THEREIN.


I.   WHY THIS NOTICE IS BEING PROVIDED
     ---------------------------------

     This Notice of Pendency and Settlement of Derivative Action and of Settlement Hearing ("Notice") is given pursuant to FED. R. CIV. P. 23.1 and by an Order of the United States District Court for the District of Connecticut (the "Court"). The purpose of this Notice is to advise you that a shareholder derivative action is now pending in the Court relating to Jupitermedia and that the Parties thereto have entered into a Stipulation of Compromise and Settlement (the "Stipulation"), dated as of September 12, 2008 (the


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"Stipulation Date"), reflecting a settlement (the "Settlement"), subject to
Court approval, which would fully, finally and forever resolve the Action on the terms and conditions summarized in this Notice and that a settlement hearing ("Settlement Hearing") will be held on December 10, 2008, before the Honorable Stefan R. Underhill at the Brien McMahon Federal Building, United States Courthouse, 915 Lafayette Boulevard, Suite 411, Bridgeport, Connecticut 06604.

     THIS IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR ANY DEFENSES ASSERTED BY ANY PARTY IN THE ACTION, OR THE FAIRNESS, REASONABLENESS OR ADEQUACY OF THE PROPOSED SETTLEMENT.

II.  BACKGROUND - WHAT THIS SETTLEMENT IS ABOUT
     ------------------------------------------

     The Action was commenced on November 13, 2006, when Plaintiff Robert Lange ("Plaintiff"), by and through his counsel Schiffrin Barroway Topaz & Kessler, LLP ("Plaintiff's Counsel"), commenced the Action. Plaintiff brought the Action as what it considers to be a derivative action, meaning it was brought on behalf of and for the benefit of Jupitermedia against certain members of its Board and certain of its executive officers, seeking to remedy defendants' Christopher J. Baudouin, Christopher S. Cardell, Michael J. Davies, Alan M. Meckler, Gilbert F. Bach, and William A. Shutzer (the "Individual Defendants" and collectively with Jupitermedia, the "Defendants") alleged breaches of fiduciary duties, unjust enrichment, and other violations of law arising out of the Individual Defendants' alleged "backdating" of Jupitermedia stock options.

     The Parties have reached an agreement-in-principle providing for the Settlement on the terms and conditions contained in the Stipulation. The Parties believe the Settlement is in the best interests of the Parties and Jupitermedia stockholders. As a part of the Settlement, the Action will be dismissed.

     Plaintiff and his counsel believe that the claims asserted in the Action have merit. Nevertheless, Plaintiff and his counsel, considering the Settlement's terms and the significant risks associated with the Plaintiff's claims in the Action, believe that the Settlement, described below, is in the best interests of the Company and its shareholders. Plaintiff's Counsel have evaluated information made available in the settlement negotiations, and have taken into account the risks and uncertainties of the continued prosecution of the Action. Plaintiff and his counsel believe that the Settlement's terms, have, and will continue to materially benefit Jupitermedia. They have balanced these benefits against the risks of continued litigation which include, among other things: (i) the uncertainty of overcoming Defendants' motion to dismiss; (ii) prevailing on the merits of the claims asserted in the Action; (iii) proving liability and non-exculpated damages at trial; and (iv) prevailing on post-trial motions and likely appeals. Plaintiff's Counsel have also taken into consideration the value of timely relief versus the delay of protracted litigation, and the substantial time and expense that would be incurred by the Company. Based upon their consideration of all of these factors, Plaintiff and his counsel believe that the Settlement is in the best interests of the Company and its stockholders.


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     Defendants deny any and all liability to Plaintiff and the Company. The
Defendants deny that any of the claims asserted in the Action have merit and have agreed to settle the Action to avoid the expense and burdens and risks associated with further litigation of the Action. Jupitermedia is entering into the Settlement for the further reason that it believes that the Settlement confers substantial benefits upon Jupitermedia and its stockholders and is in the best interest of Jupitermedia and its shareholders.

     The Court has not determined the merits of Plaintiff's claims or Defendants' defenses. This Notice does not, and is not intended to, imply that there have been or would be any findings of a violation of law by Defendants or that recovery could be had in any amount if the litigation were not settled.

     There will be no claims procedure and no payments will be made to any Jupitermedia shareholder.

III. TERMS OF THE PROPOSED SETTLEMENT
     --------------------------------

     Jupitermedia acknowledges that the pendency and prosecution of the Action was a substantial and material causal factor contributing to the Company's decision to implement, or to maintain, the following policies and procedures with respect to its corporate governance and incentive compensation policies:

1. Stock Option Grants

          a. The compensation committee ("Compensation Committee") shall approve the grantees, amount, dates, and prices (or method of determining price) of all stock options.

          b. Stock options granted to all officers, directors, and employees, including newly hired employees, shall be granted only on dates or events set in advance by the Compensation Committee. The Company shall continue to make such disclosures regarding its options grants as are required by law and NASDAQ rules.

          c. With the exception of initial options grants to new employees, all regular annual options grants shall be approved by the Compensation Committee at meetings (whether in-person or telephonic) and not by unanimous written consent. The Compensation Committee may continue to approve options grants to new employees by unanimous written consent, provided that (consistent with the Company's current practices) such grants are effective as of the last day of the month in which the employee begins his or her employment, and provided further that such unanimous written consent shall be obtained and provided to the Company on or before the last day of the month. (In approving options, whether by meeting or unanimous written consent, such approval will not refer to the exercise price at which the options


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               shall be granted where the grant date will be subsequent to the approval date.)

          d. In the event stock options are granted pursuant to a meeting, minutes of the meeting shall be prepared promptly and reviewed by the Compensation Committee. In the event that stock options are granted pursuant to written consent in lieu of a meeting, such written consent shall be executed by all members of the Compensation Committee and delivered to the Company on or before the grant date.

          e. The exercise prices of all stock options shall be at least 100% of the closing price of the Company's stock on the date of grant. The Company's stock option plans shall no longer allow the use of the prior day's closing price as the exercise price. The Company shall cause its records to reflect the exercise price of the stock grant promptly after such grant is made.

          f. The Company shall not lower the exercise prices of any stock options after they are granted, nor exchange stock options for options with lower exercise prices, i.e. no re-pricing, except with shareholder approval or as permitted by the Company's stock plan.

          g. Written documentation identifying grantees, amounts, and prices (or method of determining price) of all stock options granted on a particular date shall be complete and final on or before the date of grant and signed by all members of the Compensation Committee on or before the date of grant. This signed documentation shall be transmitted to the Company's stock option administrator promptly.

          h. The Board or Compensation Committee shall designate a Company officer or employee who shall be responsible for facilitating compliance with applicable laws and regulations by option grantees (e.g., timely and accurate filing of United States Securities and Exchange Commission Forms 3, 4 and 5), and shall provide effective monitoring mechanisms to ensure grantee compliance with such laws. That officer or employee shall also ensure that the Company's stock option plan is followed.

          i. The Company shall maintain all records relating to all stock option grants issued after the Effective Date until at least seven (7) years after the grant date of the pertinent stock options.

     2. Insider Trading Policy

          a.   The Company shall maintain in effect its insider trading policy


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               ("Insider Trading Policy") which specifically prohibits all
               Company directors, officers, and employees from trading in Company securities while in possession of material nonpublic information regarding the Company, including, but not limited to,
               (i) projections of future earnings or losses; (ii) news of a pending or proposed joint venture, merger, acquisition or tender offer; (iii) news of a significant sale of assets of a subsidiary; (iv) significant changes in existing products; and
               (v) gain or loss of a substantial customer or supplier.

          b. The Company shall amend the Insider Trading Policy to include a provision describing (but not requiring the adoption of) SEC Rule 10b-5(1) plans.

     3. Compensation Committee and Audit Committee ("Audit Committee")

          a. The Compensation Committee and Audit Committee shall not be chaired by the same person.

          b. The Compensation Committee shall periodically retain an outside consultant to review the Company's compensation policies and practices to ensure that those policies and practices are appropriate and competitive.


IV.  WHAT CLAIMS THE SETTLEMENT WILL RELEASE
     ---------------------------------------

     If the Settlement is approved by the Court, then upon the effective date of the Settlement, Plaintiff, on behalf of Jupitermedia and all current Jupitermedia stockholders, shall be deemed to have and shall have, fully, finally, and forever released all derivative claims against the Individual Defendants that have been or could have been alleged in the Action or that arise out of, arise in connection with or are related to the Company's historical stock option practices (the "Released Claims"). In addition, upon the effective date of the Settlement, each of the Defendants shall have fully, finally and forever released Plaintiff, Plaintiff's Counsel, and the Company from any and all claims, which any of them may have against the Plaintiff, Plaintiff's Counsel or the Company, that arise out of, arise in connection with, or relate to the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims.

V.   ATTORNEYS' FEES AND EXPENSES
     ----------------------------

     At the Settlement Hearing, Plaintiff's Counsel will request that the Court approve the agreed-to fees and expenses ("Fees and Expenses") for their efforts in filing, prosecuting and settling the Action. The Company shall, subject to Court approval, cause its insurers to pay the Fees and Expenses in the amount of $700,000. Plaintiff's Counsel has not received any fee to date, nor have they been reimbursed for their out-of-pocket expenses. The Fees and Expenses would compensate Plaintiff's Counsel for the benefits


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achieved in the Action and the risks Plaintiff's Counsel undertook to represent the Plaintiff on a fully-contingent basis.

VI.  SETTLEMENT HEARING AND YOUR RIGHT TO BE HEARD
     ---------------------------------------------

     Current Jupitermedia stockholders who comply with the procedures set forth below for making an appearance (personally or through counsel) may be heard to the extent allowed by the Court regarding the fairness, reasonableness, and adequacy of the Settlement at the Settlement Hearing to be held before the Honorable Stefan R. Underhill at the Brien McMahon Federal Building, United States Courthouse, 915 Lafayette Boulevard, Suite 411, Bridgeport, Connecticut 06604. You are not required to retain your own counsel, but if you choose to do so, it will be at your own expense. In no event shall any person be heard in opposition to the Settlement, and in no event shall any paper or brief submitted by any such person be accepted or considered by the Court, unless by November 21, 2008 such person (i) files with the Clerk of the Court at the address below notice of such person's intention to appear, showing proof that such person is a Jupitermedia shareholder, including the number of shares of Jupitermedia common stock held and the date of purchase, and providing a statement that indicates the basis for such appearance, the nature of such objection, the identities of any witnesses that such person plans to call at the Settlement Hearing, and any documentation in support of any objection, and (ii) simultaneously serves copies of such notice, proof, statement and documentation, together with copies of any other papers or briefs such person files with the Court, in person or by mail upon:



                             Michael J. Hynes, Esq.
                     SCHIFFRIN BARROWAY TOPAZ & KESSLER, LLP
                            280 King of Prussia Road
                           Radnor, Pennsylvania 19087
                            Telephone: (610) 667-7706

                      Attorneys for Plaintiff Robert Lange

                                      -and-

                             Thomas H. Golden, Esq.
                          WILLKIE FARR & GALLAGHER, LLP
                               787 Seventh Avenue
                               New York, NY 10019
                            Telephone: (212) 728-8657

          Attorneys for Nominal Defendant Jupitermedia Corporation and Individual Defendants Gilbert F. Bach, Christopher J. Baudouin, Christopher
     S. Cardell, Michael J. Davies, Alan M. Meckler and William A. Shutzer


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VII. FURTHER INFORMATION
     -------------------

     Further information regarding the Action and this Notice may be obtained by contacting counsel for Plaintiff:

                             Michael J. Hynes, Esq.
                     SCHIFFRIN BARROWAY TOPAZ & KESSLER, LLP
                            280 King of Prussia Road
                           Radnor, Pennsylvania 19087
                            Telephone: (610) 667-7706

         The pleadings and other records of the Action may be examined and copied at any time during regular office hours at:

                                 Clerk of Court
                         Brien McMahon Federal Building
                            United States Courthouse
                       915 Lafayette Boulevard, Suite 411
                         Bridgeport, Connecticut 06604.

 Please Do Not Telephone the Court or the Clerk's Office Regarding this Notice.



DATED:   October 15, 2008



                                             BY ORDER OF THE UNITED STATES
                                             DISTRICT COURT FOR THE DISTRICT
                                             OF CONNECTICUT


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